U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2013 (July 9, 2013)

Ace Marketing & Promotions, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Suite 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 9, 2013, the Company issued a press release, a copy of which is appended hereto.

Item 8.01 Other Events

The accompanying Press Release describes that the Company has hired technology veteran Paul Bauersfeld as Chief Technology Officer. While Mr. Bauersfeld is serving as Chief Technology Officer, he is not deemed by the Board of Directors of the Company to be an executive officer of the Company and he is not performing policy making functions for the Company or a principal business unit division or function of the Company, as all policy making decisions of the Company are made by either the Co-Chief Executive Officers or the Principal Financial Officer of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated July 9, 2013. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACE MARKETING & PROMOTIONS, INC.

Dated: July 9, 2013	By: /s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer